Exhibit 4.5
No. IS095-




                          INCENTIVE STOCK OPTION

                 FOR THE PURCHASE OF CLASS B COMMON STOCK

                              $1.00 PAR VALUE

                                    OF

                       PLYMOUTH RUBBER COMPANY, INC.





                THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED


                    ___________________________________


(herein referred to as the "Grantee", which term shall include the Grantee's estate or other person eligible to exercise this option, where the context so permits or requires) is entitled to purchase up to _____ shares of Class B common stock, $1.00 par value (hereinafter referred to as the "Common Stock"), of Plymouth Rubber Company, Inc., a Massachusetts corporation (hereinafter referred to as the "Company", which term shall include any parent or subsidiary of the Company), at $____ per share, all subject to the following terms and conditions hereof:


     1. Term and Expiration. This option (the "Option") shall be deemed divided into four (4) equal parts, each such part (hereinafter referred to as an "Increment") covering one-fourth (1/4) of the aggregate number of shares of Common Stock subject hereto. One Increment shall become exercisable one year from the date hereof and one Increment shall become exercisable on the same day of each succeeding year thereafter until the Option has become exercisable in full. Upon becoming exercisable, each Increment, or the Option, as the case may be, shall remain exercisable until the expiration of ten (10) years from the date hereof, and neither the Option, nor any Increment, as the case may be, may be exercised thereafter. Within the limits of the foregoing, the Option and any of its Increments may be exercised from time to time, either in whole or in part, until the expiration hereof.



          THIS OPTION IS ENTIRELY VOID AFTER                   .


     2. Manner of Exercise. Subject to the terms and conditions hereof, the Option, or any portion thereof, may be exercised by written notice, substantially in the form attached hereto, delivered to the Company at its then current executive offices, such notice to be accompanied by full payment of the purchase price of the shares so purchased. Upon such exercise the Grantee hereof, or other person then having the right of exercise, shall be entitled to receive a certificate or certificates representing the shares so purchased. Payment of the purchase price shall be made in cash; provided, however, that payment may be made, if permitted by the Company at its sole discretion, (i) by the surrender to the Company of other common stock, of any class, of the Company then owned by the Grantee, taken at a value equal to the closing price of such common stock on the last previous trading day of such stock, as reported by the American Stock Exchange trading listings for that day, or (ii) partly in cash and partly by surrender of such common stock, valued as aforesaid.


     3. Assignability. The Option is not transferable or assignable by the Grantee except by last will and testament or by the laws of descent and distribution or pursuant to a qualified domestic relations order under Section 401(a)(12)(B) of the Internal Revenue Code of 1986, as amended (the "Code") or Title I of the Employment Retirement Income Security Act, and the rules thereunder; and during the lifetime of the Grantee the Option may be exercised only by the Grantee. Without in any way limiting the generality of the foregoing, the Option may not be pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process.


     4. Option Registration. The shares of Common Stock purchasable hereunder shall be registered with the United States
Securities and Exchange Commission pursuant to an effective
Registration Statement on Form S-8. Subsequent to such registration, a copy of said Registration Statement shall be delivered to the Grantee, together with a copy of the Information
Statement related thereto, receipt of each of which the Grantee, by his acceptance of the Option, acknowledges.


     5. Termination. The Option shall terminate, expire and become null and void and of no further force and effect at any time that the Grantee ceases to be employed by the Company; provided, however, that:

          (a) if such employment ceases by reason of the Grantee's discharge by the Company, other than a discharge for dishonesty, or by reason of the Grantee's voluntary resignation approved by the board of directors of the Company (the "Board of Directors"), the Grantee may exercise the Option at any time within three (3) months after such termination of employment, but only to the extent that the Option was exercisable on the date of such termination and then only to the extent that the portion or portions thereof so exercised have not expired at the time of exercise; and

          (b) if such employment ceases by reason of the Grantee's disability, within the meaning of that term as defined in Section 22(e)(3) of the Code, the Grantee may exercise the Option at any time within one (1) year after the date of termination of employment, but only to the extent that the Option was exercisable on the date of such termination of employment and then only to the extent that the portion or portions of the Option so exercised have not expired at the time of exercise; and

          (c) if such employment ceases by reason of (i) the death of the Grantee while in the employ of the Company, or
(ii) the death of the Grantee within three (3) months after being discharged by the Company for reasons other than dishonesty, or
(iii) the death of the Grantee within three (3) months after the Grantee's voluntary resignation approved by the Board of Directors, or (iv) the death of the Grantee within one (1) year after termination of employment by reason of disability, as defined in subparagraph (b), then the Option may be exercised at any time within six (6) months following such death by the estate of the Grantee or by the person or persons to whom the Grantee's rights under the Option may pass by last will and testament or by the laws of descent and distribution, but only to the extent that the Option was exercisable by the Grantee on the date of death or termination of employment and then only to the extent that the portion or portions of the Option so exercised have not expired at the time of such exercise.


          6. Exercise Limitations. Notwithstanding any other provision herein, including, but not limited to, the provisions of
Section 1, neither the Option nor any Increment may be exercised in any calendar year to an extent which would cause such exercise to exceed the limitation set forth in Section 422(d) of the Code and the regulations promulgated thereunder on the aggregate fair market value of the stock for which all incentive stock options for purchase of the Common Stock then held by the Grantee are exercisable for the first time by the Grantee in any calendar year.





          7.   Adjustments upon Changes in Capitalization.

          (a) In case of any subdivision, combination, reclassification or other change of outstanding shares of Common Stock issuable upon the exercise of the Option (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case the Company declares or pays in respect of its outstanding Common Stock any dividend payable in any kind of shares of stock of the Company, or in case of any reorganization, consolidation or merger of the Company with another corporation (other than a consolidation with a subsidiary in which consolidation the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of the Common Stock issuable upon the exercise of the Option) wherein the Company is the surviving corporation, the number and kind of shares, and the price per share, issuable upon exercise of the Option shall be appropriately and proportionately adjusted, so that, upon exercise of the Option or any portion thereof, the Grantee shall be entitled to receive for the same aggregate purchase price the same total number and kind of securities as the Grantee would have owned had the Option, or such portion thereof, been exercised prior to the occurrence of such event and had the Grantee continued to hold the shares so purchased until after they had been affected by such event.

          (b)  In case of any consolidation, merger or
reorganization of the Company with another corporation wherein the Company is not the surviving corporation, or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any liquidation and dissolution of the Company, the Company shall give notice thereof to the Grantee at least ten (10) days prior to the effective date of such consolidation, merger, reorganization, sale, conveyance, liquidation or dissolution.
After the Company gives notice, any time limitation contained herein with respect to the time when any Increment hereof becomes exercisable, other than the time limitation imposed by the provisions of Section 6 hereof, shall be inapplicable, and, subject to the provisions of Section 6 hereof, the Option shall be exercisable by the Grantee with respect to any unexercised portion hereof from the time of such notice until the close of business on the third business day preceding the date such transaction is to be effective, so as to permit the Grantee, if the Grantee so desires, to participate as a stockholder in such transaction; provided, however, that the Option or any portion thereof shall be so exercisable only to the extent that the Option or the portion thereof sought to be exercised has not, on the date of such exercise, otherwise expired pursuant to the provisions of Section
1 hereof.





          (c) Adjustments pursuant to the foregoing provisions hereof shall be determined by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive on the holder hereof. Any fractional shares or units of securities resulting from any adjustment shall be rounded out to the nearest whole share or unit, with a fraction of one-half (1/2) being rounded out to the next highest whole number. In the discretion of the Board of Directors, adjustments hereunder may be made in such a manner as not to constitute a "modification" within the meaning of said term as defined in Section 424 of the Code.


          8.   General Provisions.


(a) The Company covenants that it shall at all times reserve and keep available, out of its duly authorized but unissued Common Stock, for issuance in the event of the exercise of the Option such number of shares of Common Stock as shall from time to time be sufficient therefor.

          (b) Neither the Grantee nor any legal representative, heir, legatee or distributee of the Grantee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any of the shares of the Common Stock subject to the Option, unless and until the Option has been exercised and the Grantee or such legal representative, heir, legatee or distributee, as the case may be, shall have received a certificate or certificates for the shares issuable upon such exercise.

          (c) In the event the Option shall be exercised, pursuant to the provisions hereof, by any person or persons other than the designated Grantee hereof, the notice of exercise required hereunder shall be accompanied, in addition to the purchase price, by appropriate proof of the right of such person or persons to exercise the Option. The Company shall have the right to request such additional documents or instruments or proof as it may reasonably require.

          (d) The Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and all terms, conditions and provisions hereof shall be construed, and all questions with respect thereto, shall be resolved accordingly.










          IN WITNESS WHEREOF, the Company has caused the Option to be executed by its undersigned officers thereunto duly authorized and its corporate seal to be hereunto affixed and attested this ___ day of _____________, 199_.


                              PLYMOUTH RUBBER COMPANY, INC.



                         By:  _______________________________

                         Its: ______________________________,
                              duly authorized


Attest:

______________________
Assistant Secretary
                              EXERCISE OF OPTION



                                        __________________, 199_

     The undersigned hereby exercises incentive stock option No. _______ dated _________________, 199_, issued by Plymouth Rubber
Company, Inc. to __________________________ to the extent of
______________ shares covered thereby and tenders herewith the purchase price hereof.
WITNESS:                               GRANTEE:

_________________________              _________________________*
                              Address: _________________________
                                       _________________________
                                  SSN: _________________________

     *If this option exercise form is executed by a person other than the registered option holder, appropriate proof of such person's right to exercise the subject option in accordance with its terms must be furnished with this exercise form. The Company reserves the right to request any additional documents or instruments of proof as it may require.




No. NQ095-




                        NON-QUALIFIED STOCK OPTION

                FOR THE PURCHASE OF CLASS B COMMON STOCK

                             $1.00 PAR VALUE

                                   OF

                      PLYMOUTH RUBBER COMPANY, INC.





               THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED


                    ___________________________________


(herein referred to as the "Grantee", which term shall include the Grantee's estate or other person eligible to exercise this option, where the context so permits or requires) is entitled to purchase up to Fifteen Thousand (15,000) shares of Class B common stock, $1.00 par value (hereinafter referred to as the "Class B Stock"), of Plymouth Rubber Company, Inc., a Massachusetts corporation (hereinafter referred to as the "Company"), at $____ per share, all subject to the following terms and conditions hereof:

     1. Term and Expiration. This option (the "Option") shall be deemed divided into three (3) equal parts, each such part (hereinafter referred to as an "Increment") covering one-third (1/3) of the aggregate number of shares of Class B Stock subject hereto. One Increment shall become exercisable one year from the date hereof and one Increment shall become exercisable on the same day of each succeeding year thereafter until the Option has become exercisable in full. Upon becoming exercisable, each Increment, or the Option, as the case may be, shall remain exercisable until the expiration of ten (10) years from the date hereof, and neither the Option, nor any Increment, as the case may be, may be exercised thereafter. Within the limits of the foregoing, the Option and any of its Increments may be exercised from time to time, either in whole or in part, until the expiration hereof. In the event that the Company and/or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets of the Company or an amount of the outstanding capital stock of the Company sufficient to constitute effective control of the Company by means of a sale, merger, reorganization, separation, liquidation or any other transaction, the total number of shares of Class B Stock covered by this Option shall become exercisable.

          THIS OPTION IS ENTIRELY VOID AFTER                   .


     2. Manner of Exercise. Subject to the terms and conditions hereof, the Option, or any portion thereof, may be exercised by written notice, substantially in the form attached hereto, delivered to the Company at its then current executive offices, such notice to be accompanied by full payment of the purchase price of the shares so purchased. Upon such exercise the Grantee hereof, or other person then having the right of exercise, shall be entitled to receive a certificate or certificates representing the shares so purchased. Payment of the purchase price shall be made
(i) in cash; or (ii) by the surrender to the Company of other Class B Stock then owned by the Grantee, taken at a value equal to the closing price of such Class B Stock on the last previous trading day of such stock, as reported by the American Stock Exchange trading listings for that day; or (iii) partly in cash and partly by surrender of such Class B Stock, valued as aforesaid.


     3. Assignability. The Option is not transferable or assignable by the Grantee except by last will and testament or by the laws of descent and distribution or pursuant to a qualified domestic relations order under Section 401(a)(12)(B) of the Internal Revenue Code of 1986, as amended (the "Code") or Title I of the Employment Retirement Income Security Act, and the rules thereunder; and during the lifetime of the Grantee the Option may be exercised only by the Grantee. Without in any way limiting the generality of the foregoing, the Option may not be pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process.


     4. Option Registration. The shares of Class B Stock purchasable hereunder shall be registered with the United States
Securities and Exchange Commission pursuant to an effective
Registration Statement on Form S-8. Subsequent to such registration, a copy of said Registration Statement shall be delivered to the Grantee, together with a copy of the Information
Statement related thereto, receipt of each of which the Grantee, by his acceptance of the Option, acknowledges.


     5. Termination. The Option shall terminate, expire and become null and void and of no further force and effect at any time that the Grantee ceases to be a member of the Board of Directors of the Company (the "Board"); provided, however, that:

          (A) If the Grantee ceases to be a member of the Board by reason of death, his or her estate shall have the right for one year following the date of death (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued on the date of his or her death. The term "estate" shall mean the legal representatives of the Grantee's estate or any person or persons who acquire the right under the laws of descent and distribution to exercise an option by reason of the Grantee's death.

          (B) If a Grantee ceases to be a member of the Board by reason of his or her (1) attaining the age at which the Company's policy precludes re-election as a director or (2) becoming disabled within the meaning of that term as defined in Section 22(e)(3) of the Code, then such Grantee, or his or her estate (in the event of his or her death after such cessation), shall have the right for a period of six (6) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued prior to such Grantee ceasing to be a member of the Board.

          (C) If a Grantee ceases to be a member of the Board for any reason other than those provided under subsections (A) or
     (B) above, such Grantee, or his or her estate (in the event of his or her death after such cessation), shall have the right for three (3) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to only such number of shares of Class B Stock as to which the right of exercise had accrued prior to such Grantee ceasing to be a member of the Board.


          6. Adjustments of and Changes in Class B Stock. In the event that the shares of Class B Stock, as presently constituted, shall be changed into or exchanged for a different kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, split-up, recapitalization, reclassification, subdivision of shares, combination of shares, or otherwise) or if the number of such shares of Class B Stock shall be increased through the payment of a stock dividend or a dividend on the shares of Class B Stock or rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Class B Stock theretofore appropriated or thereafter subject or which may become subject to this Option, the number and kind of shares of stock or other securities into which each outstanding share of Class B Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to the Class B Stock shall be deemed to be references to any such stock or other securities as appropriate. This Option shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event that there is any other change in the number or kind of the outstanding shares of Class B Stock, or of any stock or other securities into which such Class B Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in this Option, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in this Option pursuant to this Section 6 may be settled in cash or otherwise as the Board shall determine. Notice of any adjustment shall be given by the Company to each holder of an option which has been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Option.

          7. Withholding. Appropriate provision (which may, in accordance with the procedures determined by the Board, and subject to its approval or the approval of the Committee (as defined in the Plan), include the election by the Grantee to have the Company withhold from the shares of Class B Stock otherwise to be issued to the Grantee upon exercise, such number of shares as would satisfy the withholding amount due or to deliver to the Company shares of Class B Stock already owned to satisfy the withholding amount, with all Class B Stock valued at the fair market value of the Class B Stock on the date of exercise) shall be made for all taxes required to be withheld from the shares of Class B Stock issued under this Option under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and domestic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including the sale or retention of shares) to provide for the payment of such taxes.

          8.   General Provisions.


     (a) The Company covenants that it shall at all times reserve and keep available, out of its duly authorized but unissued Common Stock, for issuance in the event of the exercise of the Option such number of shares of Common Stock as shall from time to time be sufficient therefor.

          (b) Neither the Grantee nor any legal representative, heir, legatee or distributee of the Grantee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any of the shares of the Common Stock subject to the Option, unless and until the Option has been exercised and the Grantee or such legal representative, heir, legatee or distributee, as the case may be, shall have received a certificate or certificates for the shares issuable upon such exercise.

          (c) In the event the Option shall be exercised, pursuant to the provisions hereof, by any person or persons other than the designated Grantee hereof, the notice of exercise required hereunder shall be accompanied, in addition to the purchase price, by appropriate proof of the right of such person or persons to exercise the Option. The Company shall have the right to request such additional documents or instruments or proof as it may reasonably require.
          IN WITNESS WHEREOF, the Company has caused the Option to be executed by its undersigned officers thereunto duly authorized and its corporate seal to be hereunto affixed and attested this ___ day of _____________, 199_.


                              PLYMOUTH RUBBER COMPANY, INC.



                         By:  _______________________________

                         Its: ______________________________,
                              duly authorized


Attest:

______________________
Assistant Secretary
                              EXERCISE OF OPTION



                                        __________________, 199_

     The undersigned hereby exercises non-qualified stock option No. _______ dated _________________, 199_, issued by Plymouth
Rubber Company, Inc. to __________________________ to the extent of ______________ shares covered thereby and tenders herewith the purchase price hereof.
WITNESS:                               GRANTEE:

_________________________              _________________________*
                              Address: _________________________
                                       _________________________
                                  SSN: _________________________

     *If this option exercise form is executed by a person other than the registered option holder, appropriate proof of such person's right to exercise the subject option in accordance with its terms must be furnished with this exercise form. The Company reserves the right to request any additional documents or instruments of proof as it may require.




No. NQ095-




                        NON-QUALIFIED STOCK OPTION

                FOR THE PURCHASE OF CLASS B COMMON STOCK

                             $1.00 PAR VALUE

                                   OF

                      PLYMOUTH RUBBER COMPANY, INC.





               THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED


                    ___________________________________


(herein referred to as the "Grantee", which term shall include the Grantee's estate or other person eligible to exercise this option, where the context so permits or requires) is entitled to purchase up to Fifteen Thousand (15,000) shares of Class B common stock, $1.00 par value (hereinafter referred to as the "Class B Stock"), of Plymouth Rubber Company, Inc., a Massachusetts corporation (hereinafter referred to as the "Company"), at $8.88 per share, all subject to the following terms and conditions hereof:

     1. Term and Expiration. This option (the "Option") shall be deemed divided into three (3) equal parts, each such part (hereinafter referred to as an "Increment") covering one-third (1/3) of the aggregate number of shares of Class B Stock subject hereto. One Increment shall become exercisable one year from the date hereof and one Increment shall become exercisable on the same day of each succeeding year thereafter until the Option has become exercisable in full; provided, however, that for each year (or partial year) of service to the Board of Directors prior to the 1995 Annual Meeting of the Stockholders of the Company one-third (1/3) of the Class B Stock covered by this Option shall be come exercisable (and all Class B Stock covered by this Option which does not become exercisable under this proviso shall become exercisable as set forth in the terms immediately preceding this proviso). Upon becoming exercisable, each Increment, or the Option, as the case may be, shall remain exercisable until the expiration of ten (10) years from the date hereof, and neither the Option, nor any Increment, as the case may be, may be exercised thereafter. Within the limits of the foregoing, the Option and any of its Increments may be exercised from time to time, either in whole or in part, until the expiration hereof. In the event that the Company and/or the stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets of the Company or an amount of the outstanding capital stock of the Company sufficient to constitute effective control of the Company by means of a sale, merger, reorganization, separation, liquidation or any other transaction, the total number of shares of Class B Stock covered by this Option shall become exercisable.


          THIS OPTION IS ENTIRELY VOID AFTER                   .


     2. Manner of Exercise. Subject to the terms and conditions hereof, the Option, or any portion thereof, may be exercised by written notice, substantially in the form attached hereto, delivered to the Company at its then current executive offices, such notice to be accompanied by full payment of the purchase price of the shares so purchased. Upon such exercise the Grantee hereof, or other person then having the right of exercise, shall be entitled to receive a certificate or certificates representing the shares so purchased. Payment of the purchase price shall be made
(i) in cash; or (ii) by the surrender to the Company of other Class B Stock then owned by the Grantee, taken at a value equal to the closing price of such Class B Stock on the last previous trading day of such stock, as reported by the American Stock Exchange trading listings for that day; or (iii) partly in cash and partly by surrender of such Class B Stock, valued as aforesaid.


     3. Assignability. The Option is not transferable or assignable by the Grantee except by last will and testament or by the laws of descent and distribution or pursuant to a qualified domestic relations order under Section 401(a)(12)(B) of the Internal Revenue Code of 1986, as amended (the "Code") or Title I of the Employment Retirement Income Security Act, and the rules thereunder; and during the lifetime of the Grantee the Option may be exercised only by the Grantee. Without in any way limiting the generality of the foregoing, the Option may not be pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process.


     4. Option Registration. The shares of Class B Stock purchasable hereunder shall be registered with the United States
Securities and Exchange Commission pursuant to an effective
Registration Statement on Form S-8. Subsequent to such registration, a copy of said Registration Statement shall be delivered to the Grantee, together with a copy of the Information
Statement related thereto, receipt of each of which the Grantee, by his acceptance of the Option, acknowledges.


     5. Termination. The Option shall terminate, expire and become null and void and of no further force and effect at any time that the Grantee ceases to be a member of the Board of Directors of the Company (the "Board"); provided, however, that:

          (A) If the Grantee ceases to be a member of the Board by reason of death, his or her estate shall have the right for one year following the date of death (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued on the date of his or her death. The term "estate" shall mean the legal representatives of the Grantee's estate or any person or persons who acquire the right under the laws of descent and distribution to exercise an option by reason of the Grantee's death.

          (B) If a Grantee ceases to be a member of the Board by reason of his or her (1) attaining the age at which the Company's policy precludes re-election as a director or (2) becoming disabled within the meaning of that term as defined in Section 22(e)(3) of the Code, then such Grantee, or his or her estate (in the event of his or her death after such cessation), shall have the right for a period of six (6) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued prior to such Grantee ceasing to be a member of the Board.

          (C) If a Grantee ceases to be a member of the Board for any reason other than those provided under subsections (A) or
     (B) above, such Grantee, or his or her estate (in the event of his or her death after such cessation), shall have the right for three (3) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to only such number of shares of Class B Stock as to which the right of exercise had accrued prior to such Grantee ceasing to be a member of the Board.


          6. Adjustments of and Changes in Class B Stock. In the event that the shares of Class B Stock, as presently constituted, shall be changed into or exchanged for a different kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, split-up, recapitalization, reclassification, subdivision of shares, combination of shares, or otherwise) or if the number of such shares of Class B Stock shall be increased through the payment of a stock dividend or a dividend on the shares of Class B Stock or rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Class B Stock theretofore appropriated or thereafter subject or which may become subject to this Option, the number and kind of shares of stock or other securities into which each outstanding share of Class B Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to the Class B Stock shall be deemed to be references to any such stock or other securities as appropriate. This Option shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event that there is any other change in the number or kind of the outstanding shares of Class B Stock, or of any stock or other securities into which such Class B Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in this Option, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in this Option pursuant to this Section 6 may be settled in cash or otherwise as the Board shall determine. Notice of any adjustment shall be given by the Company to each holder of an option which has been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Option.

          7. Withholding. Appropriate provision (which may, in accordance with the procedures determined by the Board, and subject to its approval or the approval of the Committee (as defined in the Plan), include the election by the Grantee to have the Company withhold from the shares of Class B Stock otherwise to be issued to the Grantee upon exercise, such number of shares as would satisfy the withholding amount due or to deliver to the Company shares of Class B Stock already owned to satisfy the withholding amount, with all Class B Stock valued at the fair market value of the Class B Stock on the date of exercise) shall be made for all taxes required to be withheld from the shares of Class B Stock issued under this Option under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and domestic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including the sale or retention of shares) to provide for the payment of such taxes.


          8.   General Provisions.


(a) The Company covenants that it shall at all times reserve and keep available, out of its duly authorized but unissued Common Stock, for issuance in the event of the exercise of the Option such number of shares of Common Stock as shall from time to time be sufficient therefor.

          (b) Neither the Grantee nor any legal representative, heir, legatee or distributee of the Grantee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any of the shares of the Common Stock subject to the Option, unless and until the Option has been exercised and the Grantee or such legal representative, heir, legatee or distributee, as the case may be, shall have received a certificate or certificates for the shares issuable upon such exercise.

          (c) In the event the Option shall be exercised, pursuant to the provisions hereof, by any person or persons other than the designated Grantee hereof, the notice of exercise required hereunder shall be accompanied, in addition to the purchase price, by appropriate proof of the right of such person or persons to exercise the Option. The Company shall have the right to request such additional documents or instruments or proof as it may reasonably require.


          IN WITNESS WHEREOF, the Company has caused the Option to be executed by its undersigned officers thereunto duly authorized and its corporate seal to be hereunto affixed and attested this ___ day of _____________, 199_.


                              PLYMOUTH RUBBER COMPANY, INC.



                         By:  _______________________________

                         Its: ______________________________,
                              duly authorized

Attest:

______________________
Assistant Secretary

                            EXERCISE OF OPTION



                                        __________________, 199_

     The undersigned hereby exercises non-qualified stock option No. _______ dated _________________, 199_, issued by Plymouth
Rubber Company, Inc. to __________________________ to the extent of ______________ shares covered thereby and tenders herewith the purchase price hereof.
WITNESS:                               GRANTEE:

_________________________              _________________________*
                              Address: _________________________
                                       _________________________
                                  SSN: _________________________

     *If this option exercise form is executed by a person other than the registered option holder, appropriate proof of such person's right to exercise the subject option in accordance with its terms must be furnished with this exercise form. The Company reserves the right to request any additional documents or instruments of proof as it may require.